Exhibit 99.1

Consolidated Communications Closes on Second Stage of Searchlight Capital Partners’ Investment in Company of $75 Million

Searchlight’s total strategic investment of $425 million is being deployed to accelerate broadband growth through fiber infrastructure and market expansion

Customers and communities to benefit from 1.6 million upgraded 1 Gig+ fiber passings

Mattoon, Ill. – Dec. 7, 2021 – Consolidated Communications Holdings, Inc. (Nasdaq: CNSL) (the “Company” or “Consolidated”) today announced it has secured FCC approval and closed on the second stage of the previously disclosed investment transaction with an affiliate of Searchlight Capital Partners, L.P. (“Searchlight”) in an amount of $75 million, as part of the aggregate $425 million investment from affiliates of Searchlight in the Company.

“We’re pleased to have closed on the second step of the Searchlight investment and have a fully funded growth plan to accelerate and enable fiber-to-the-home broadband services to more than 1.6 million passings by 2025 across the communities we serve,” said Bob Udell, president and chief executive officer of Consolidated Communications. “With Searchlight as our strategic partner, we’re able to capitalize on our growth opportunities and transform Consolidated Communications into a leading fiber broadband provider.”

“We are very pleased with Consolidated’s impressive operational and fiber build progress thus far in 2021,” said Andrew Frey, partner at Searchlight Capital. “The transformation of Consolidated into a leading U.S. fiber operator is well underway. We are excited to continue to support the Company as it accelerates its investment in fiber, and drives toward revenue growth.”

The Company has embarked on a five-year growth initiative, underpinned by significant investments in fiber infrastructure. Once complete, more than 1.6 million consumers and small-businesses will have access to multi-gigabit, fiber broadband services. This investment will both future-proof the Company’s network and benefit hundreds of communities. Consolidated will also continue investing in commercial and carrier expansion by leveraging these fiber builds to edge out its network. Together, these investments serve as the foundation of a multi-year investment initiative that will enable Consolidated to deliver superior services and an exceptional customer experience across all three customer channels while returning to revenue growth.

Upon closing the second stage of its investment, Searchlight has invested a total of $425 million, which was structured in two stages with the initial investment of $350 million occurring in October 2020 in conjunction with the Company’s global refinancing. Upon receipt of FCC and Hart Scott Rodino approvals and the satisfaction of certain other customary closing conditions, Searchlight invested an additional $75 million in Consolidated. Effective upon the second closing, Searchlight received Series A perpetual preferred stock of Consolidated upon conversion of an unsecured subordinated note with an original principal amount of approximately $395.5 million. In addition, Searchlight received an additional 15.1 million shares of the Company’s common stock, and now holds approximately 35 percent of the Company’s approximate 114 million total shares of common stock outstanding.

As part of the Investment, Searchlight will have two Board of Director seats and has selected David Fuller and Andrew Frey to serve on the Consolidated Board of Directors, and Steve Weed to serve as a non-voting board observer.

Advisors

Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC are serving as financial advisors to Consolidated Communications and Schiff Hardin LLP is serving as legal advisor to Consolidated Communications. J.P. Morgan Securities LLC is serving as lead financial advisor to Searchlight, and Goldman Sachs LLC, Deutsche Bank and TD Securities Inc. have also provided financial advisory services to Searchlight. Wachtell, Lipton, Rosen & Katz is serving as legal counsel, and Wiley Rein LLP is serving as regulatory counsel, to Searchlight.

About Searchlight Capital Partners

Searchlight is a global private investment firm with over $9 billion in assets under management and offices in New York, London and Toronto. Searchlight seeks to invest in businesses where its long-term capital and strategic support accelerate value creation for all stakeholders. For more information, please visit www.searchlightcap.com.

About Consolidated Communications

Consolidated Communications Holdings, Inc. (NASDAQ: CNSL) is dedicated to moving people, businesses and communities forward by delivering the latest reliable communications solutions. Consumers, businesses and wireless and wireline carriers depend on Consolidated for a wide range of high-speed internet, data, phone, security, cloud and wholesale carrier solutions. With a network spanning 50,000 fiber route miles, Consolidated is a top 10 U.S. fiber provider, turning technology into solutions that are backed by exceptional customer support. Learn more at consolidated.com.

Safe Harbor

Certain statements in this press release are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of the novel coronavirus (COVID-19) pandemic on the Company’s business, results of operations, cash flows, stock price and employees; the possibility that any of the anticipated benefits of the strategic investment from Searchlight will not be realized; the outcome of any legal proceedings that may be instituted against the Company or its directors; the ability to obtain regulatory approvals and meet other closing conditions to the investment on a timely basis or at all, including the risk that regulatory approvals required for the investment are not obtained subject to conditions that are not anticipated or that could adversely affect the Company or the expected benefits of the investment; the anticipated use of proceeds of the strategic investment; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of acquisitions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations; and risks associated with discontinuing paying dividends on our common stock. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this press release.  Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

Investor and Media Contact

Jennifer Spaude, Consolidated Communications

Phone: 507-386-3765
jennifer.spaude@consolidated.com

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